Premier Power

Merriman Investor Summit Presentation

OTC: PPRW

November 16, 2010

Premier Power
"Your Solar Electricity Specialist"

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws.

Such statements are based upon the current beliefs and expectations of Premier Power Renewable Energy's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Factors that could cause Premier Power Renewable Energy's actual results to differ materially from those described in the forward-looking statements can be found in Premier Power Renewable Energy's Annual Report on Form 10-K for the year ended December 31, 2009 and in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 which have been filed with the Securities and Exchange Commission. These documents are available on Premier Power Renewable Energy's website (www.premierpower.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Premier Power Renewable Energy does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

All financial numbers reported and discussed in this presentation are based on U.S. Generally Accepted Accounting Principles.

Premier Power
"Your Solar Electricity Specialist"

Who We Are

A Global Builder of Solar Electric Generating Power Plants

Leading Integrator of Solar Photovoltaic Systems for Commercial, Utility, Government and Residential Applications



El Dorado Hills
Los Angeles
New Jersey
Pamplona
Madrid
Campobasso

OUR PROJECT PORTFOLIO INCLUDES

1000+

PV projects built

Investment Highlights

- **Three pronged business strategy** accessing the utility / wholesale (central generation), commercial / retail (distributed generation), and residential rooftop solar markets
- **Continued international expansion** targeting Italian, Spanish, Eastern Europe, French markets as well as domestic expansion to emerging North American markets outside of California
- **Project pipeline in Italy** under development
- **19 MW pipeline in Czech Republic & Eastern Europe generating revenue,** being developed under collaborative agreement with Plaan Czech s.r.o.
- **Extensive backlog of signed contracts** in Europe and North America

Premier Power
"Your Solar Electricity Specialist"

What We Do



System Specifications
Technology

Modules	17,280 First Solar 72w
Type	CdTe – Cadmium telluride
Inverters	4 Xantrex 250kW & 1 Xantrex 100kW
Mounting	Fixed ground mount
Type	Pylons driven to the ground

Sacramento Municipal Utility District 17,280 CdTe panels 5MW

Wilton | California

When the main energy supplier of Sacramento County chose to supply their customers with clean, renewable energy, they chose Premier Power to build this massive installation of First Solar CdTe solar modules. There are over 17 thousand panels mounted onto over 60 rows of stationary ground mount racking systems. These ground mounts are affixed to pylons driven into the ground, making this utility- grade power plant a "leave no trace" concrete-less application.

Premier Power
"Your Solar Electricity Specialist"

What We Do



System Specifications

Technology

Modules	4,320 Canadian Solar 230w
Type	cSi – crystalline silicon
Inverters	3 Power One Aurora 330kW
Mounting	Fixed ground mount

Laterza - Italy 1MW completed & 2MW under construction

Puglia | Italy

1MW solar power plant in southern Italy. To follow its "leave no trace" philosophy and avoid injecting concrete in the ground, Premier Power utilized a racking system that is attached to the ground via 1m long (3 feet) steel screws, using no concrete or providing any major interruption to the surrounding environment.

Premier Power
"Your Solar Electricity Specialist"

What We Do


LOGISTICA

BTV, S. A. – World's Largest Cylindrical CIGS Installation

Zaragoza | Spain

BTV S.A., a manufacturer of security devices such as safes, security doors, and other metal products, was concerned about the environment while seeking to make a company investment that would provide returns greater than the current stock market. Premier Power installed two types of solar modules on this project - General Electric (proven long-term reliability) and Solyndra (a new discrete technology without roof penetration). Now, BTV has a low-risk environmentally-friendly investment providing electric power for this manufacturing facility..

System Specifications

Technology

Modules	2,775 Solyndra 172 w 670 GE 185 w
Type	Cylindrical CIGS (Cadmium Iridium Gallium Selenium)
Inverters	4 Ingeteam 100kW
Mounting	Roof Mounted
Type	Ballasted Roof Mount

Premier Power
"Your Solar Electricity Specialist"

Select Customers

Utilities

PG&E Pacific Gas and Electric Company®

Sierra Pacific™

SMUD

Government

TRUCKEE SANITARY DISTRICT

中国节能
CHINA ENERGY CONSERVATION AND ENVIRONMENTAL PROTECTION GROUP

Education

Princeton University

UNIVERSITY OF THE PACIFIC

LAFAYETTE LIBRARY
LEARNING CENTER

Douglas County School District

Commercial

The Tonight Show with Jay Leno

Alcampo

AT&T

PLASTIC PP PACKAGE

KB HOME

TSK GRUPO

Conavinsa

OTIS Elevators

BIO-RAD

CHATEAU MONTELENA WINERY
EST. 1882

Shafer

Silverado Vineyards

Larkmead Vineyards

MARIMAR TORRES ESTATE

SPOTTSWOODE
ESTATE VINEYARD & WINERY

CHAPPELLET

Walt Disney

SIEMENS

PUMA®

Premier Power
"Your Solar Electricity Specialist"

Where We Fit

	Premier Power	First Solar	SunPower	BP Solar	Solar Power	Westinghouse Solar / Akeena Solar	SolarCity	Real Goods Solar	SPG Solar	Borrego Solar
Module Manufacturing		☀	☀	☀	☀					
Global Footprint	☀	☀	☀	☀						
Utility/Central Generation > 1 MW	☀	☀	☀	☀						
Distributed Generation < 1 MW	☀	☀	☀	☀	☀	☀	☀	☀	☀	☀
Residential < 100 kW	☀				☀	☀	☀	☀	☀	
Distribution	☀					☀				

EPC++ Business Model

Premier Power continues to successfully augment its traditional EPC business model with value-added services

Marketing & Sales
- Audit, analysis
- Project development

Project Implementation
- Engineering
- Procurement
- Construction

Project Finance
- Integrated non-recourse project finance

Project Asset Management
- Project Development
- Monitoring
- REC management

Core EPC → Project Development → Integrated Solutions

Premier Power "Your Solar Electricity Specialist"

Three Distinct Solar Markets

Utility / Wholesale (Central Generation)	Commercial / Retail (Distributed Generation)	Residential Rooftop
Characteristics: - Utility wholesale purchasers - Greater than 1MW - Ground mount	**Characteristics:** - End-user purchaser / licensee (could be utility) - Less than 1MW - Predominantly roof mount - Predominantly polycrystalline	**Characteristics:** - Less than 100kW - High margins - Quick installation & rapid cash in-flow
Europe: - Well established market - Capped in Spain - Emerging in Italy, France, Czech Republic, Eastern Europe	**Europe:** - Money flowing well into German, Spain rooftop markets - Will follow wholesale market in Italy, France, Czech Republic, Eastern Europe	
North America: - Emerging market in U.S.	**North America:** - Established in California - Emerging quickly on east coast	**North America:** - Pending residential solar lease program - Primarily in lucrative California solar market - Strong brand recognition

Premier Power
"Your Solar Electricity Specialist"

Our Business Segments

North America	Italy	Other Europe
Distribution: Low Margin (<10%) **Commercial Rooftop:** Mid Margin (~15%)	**Distribution:** Low Margin (<10%) **Commercial Rooftop:** Mid Margin (~15%)	**Distribution:** Low Margin (<10%) **Commercial Rooftop:** Mid Margin (<15%)
Utility Scale: Mid Margin (12%-15%) **Residential:** Smaller Projects with Higher Margin (>15%)	**Greenfield:** High Margin (>20%)	**Markets Served Include:** Spain France Sweden Czech Republic Eastern Europe
2009 – 45% of Revenue	2009 – 36% of Revenue	2009 – 19% of Revenue

Market Strategy

- **Premier's projects generally fall into 3 size ranges:**

Distributed generation	0.5 – 1.0 MW	Rooftop/Ground
Utility "middle market"	1.0 – 5.0 MW	Ground
Utility central generation	5.0 – 20.0 MW	Ground

- **Over 60% of our development activities fall into the "middle market" category**
  - Customers are predominantly smaller utilities & institutions (K-12, Higher Ed)
- **Company is developing large scale (> 1.0 MW) projects in CA, OR, NJ, NC and Italy**
  - All projects considered "small generators" by utilities (under 20MW)
  - Most ground mount, fixed array
  - Mix of crystalline and thin-film

Premier Power
"Your Solar Electricity Specialist"

Global Electricity Prices

Comparative Retail Price of Electricity



In U.S. Cents/kWh
For year 2009
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
10.3
14.5
16.0
17.3
17.3
17.5
17.9
21.4
23.0
24.2
26.4
30.1
32.5
States
Spain
Italy

2009 & 2010 Forecast in MWs


Key Premier Power Markets
Future Market
1000
900
800
700
600
500
400
300
200
100
0
US
Italy
Spain
Czech
France
China
Belgium
UK
2009
2010

Source: European Photovoltaic Industry Association – **www.epia.org**

U.S. v. Italy Market Drivers

European Driver is Economics, U.S. Driver is Public Policy


35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
3.6c/kWh ($0.70/W)
9.3c/kWh ($1.80/W)
10.3c/kWh ($2.00/W)
32.5c/kWh
U.S.
Italy
Grid Parity
Federal Benefits
State Policies

Market Comparison

- **U.S. electric utility rates average 10.3cents/kWh (range 6-20c/kWh) vs. 32.5c/kWh in Italy**
- **U.S. solar market depends upon a complex mix of tax-oriented policies**
  - 40-70% subsidies, if useable, which require tax equity vs. simple Feed-in-Tariff (FiT) mechanism, allowing for straightforward project finance
- **State level incentives are required to provide a "tipping point" and they determine whether solar is viable or not in that region**
  - Each state has different policy vs. federalized system
- **Conclusions:**
  - Grid electric price is the sustainable economic driver in Europe; policy is driver in U.S.
  - Gap in U.S. is currently filled by federal and state incentives
  - State policy drives regional market adoption in U.S.
  - Key issues: interconnect, land costs

Growth Strategy

Near Term

- **Continued Focus on European Opportunities**
  - **Italy:** Continue building our large-scale PV project pipeline, enhance our rooftop business
  - **Other Europe:** Continue building 19 MW Czech pipeline. Use DVAC to serve emerging markets in eastern Europe
  - **Continue extended payment plan with module manufacturers**
    Finances 50% of construction costs, levers up development capital
- **Expand North American commercial pipeline**
  - **Focus:** emerging policy leaders NJ, CO, PA, TX, MA, GA, FL, AZ
    40 states have existing renewable energy mandates but are behind in fulfilling their requirements
  - **Grow North America Commercial and Utility Business**
    Develop and execute on present utility-scale project pipeline, identify acquisition opportunities for further commercial growth
  - **Enhance integrated project finance capability**
    Expand the pool of PPA providers for partnership opportunities

Longer Term

- **Continued Expansion Across Europe**
  - Leverage Czech Republic for expansion into eastern Europe through country-focused partnerships and joint ventures
  - Seize emerging market opportunities elsewhere in the world
- **Exploit first mover advantage in emerging N.A. markets**
- **Develop and acquire "bolt-on" capabilities that develop smooth and predictable annuity stream revenues**
  - Solar Renewable Energy Credit (SREC) Management & Administration
  - Operations & Maintenance (O&M) and Asset Management
  - Project Benchmarking
  - Energy Conservation / Demand-Side Management
- **Long-term:**
  Introduce Plant Ownership and Annuity Revenue Stream

European Market Strategy

Premier Power's European Market Strategy:

- **Be a dominant player in the rooftop markets**
- **Capitalize on Greenfield opportunities, when present, supported by distribution into new markets**







	Greenfield Projects	Commercial Rooftops	Distribution
Margin	High	Medium	Lower
Rev. Rec.	3-6 months	1-3 months	>1 month
Benefits	Fastest growing business line High margin Repeat customers Larger size 1MW+	Long term strategy Sustainable business Preferred by all incentive programs	Enhance purchase power Smooth revenues Strengthen relationship with manufacturers Enter new markets with minimum risk

Greenfield Opportunities



Greenfield Opportunity

- A **Greenfield Opportunity** or **Greenfield Project** is a "solar power plant" that is connected directly to the electric grid, not to the electric infrastructure of a commercial facility. It is a stand-alone power plant.

  These power plants are sold to sophisticated investors who own a portfolio of these type of assets. Our competitive advantage is our ability to deliver long term high yield power plants.

- These power plants receive a 20 year feed in tariff incentive from the Italian government.
- Expected levered internal rate of return for the owner of the plant is 15%+.

Greenfield Opportunities


Connection point

Greenfield Project Process


Acquire land & easement option
Obtain grid connection point
Obtain construction permits
Perform due diligence
Acquire project rights
Yield engineering & technical specific.
Build project
Connect project to the grid
Commissioning & testing
Local developer
Premier Power

Premier Power
"Your Solar Electricity Specialist"

Greenfield Opportunities

Benefits to the buyer:

- Low risk, high return investment
- 15%+ levered annual IRR
- 20 year Feed-in-Tariff backed by federal law
- Good predictability of sunlight

Benefits to Premier Power:

- Higher margin than EPC and distribution – no bidding
- Repeat buyers
- Large purchases
- High demand for these projects
- 20 year Operating and Maintenance (O&M) agreement



Map
Satellite
Hybrid
Terrain
Pescara
Chieti
Latina
Campobasso
Foggia
Manfredonia
Benevento
Cerignola
Andria
Bari
Caserta
Napoli
Salerno
Potenza
Matera
Taranto
Lecce
Crotone
Lamezia Terme
Catanzaro
Palermo
Messina
Caltanissetta
Map data ©2010 PPWK, Tele Atlas, Transnavicom - Terms of Use

Quarterly Revenue



Quarterly Revenue
($ in MM)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
N.A. Residential
N.A. Commercial
Italy
Other Europe

$ in Millions	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10
N.A. Commercial	$2.2	$4.0	$3.8	$15.1	$0.8	$1.3	$3.2	$2.7	$0.5	$0.3	$3.6
N.A. Residential	1.7	1.2	1.8	1.4	1.6	1.8	1.3	1.3	0.5	0.7	0.7
Italy	-	-	-	-	-	-	0.3	10.5	0.9	3.4	3.1
Other Europe	1.0	7.9	3.7	0.5	2.4	1.0	1.5	1.0	1.5	4.6	21.0
Total	$4.9	$13.1	$9.3	$17.0	$4.8	$4.1	$6.3	$15.5	$3.4	$9.0	$28.3

- 2008 was based on strong U.S. Commercial Growth
- 1Q is seasonally our slowest quarter
- In 2009 we redesigned our business to focus more on European opportunities and in the U.S we felt the effects of the economic downturn
- In 3Q09 we acquired our Italian subsidiary
- At the end of 3Q10 we reported backlog of approximately 16.5 MW in projects valued at $55.6 million in non-cancellable signed contracts expected to be completed in the next 12 months
  - 2.0 MW (Italy) $10.3 million
  - 4.7 MW (North America) $25.3 million
  - 9.8 MW (Other Europe) $20.0 million

Backlog Data Source: 3Q10 10-Q

Historical & Projected Growth



Revenue Growth
As of 9/30/2010
$ in Millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$10.5
$16.6
$44.2
$30.8
$80.0
$70.0
2010 Revenue Guidance Range
Q3: $28.3
Q2: $9.0
Q1: $3.4
YTD: $40.7 M
2006
2007
2008
2009
2010
Revenue

- **Growth in Commercial Business**
  - 2006/2007: Primarily residential focused
  - 2008/2009: The push in to commercial and development of high-margin greenfield opportunities
- **Increasing Project & Customer Diversity**
  - Increasing Project Scale
    - 2008: 2 projects > 1 MW
    - 2009: Developing multiple solar farms in North America and Europe (1 MW – 20 MW each)
  - Increasing Project Complexity
    - Thin Film
    - Dual Axis Trackers
  - Increasing Customer Diversity
    - 50% public, quasi-public
    - 30% private commercial & industrial
    - 20% residential
- **Blended Revenue Sources**
  - Combination of higher margined EPC revenues blended with lower margin distribution revenues provides higher revenue, increased cash flow, and greater purchasing leverage with manufacturers

Premier Power
"Your Solar Electricity Specialist"

How We Recognize Revenue By Segment

North America	Italy	Other Europe
EPC (Commercial, Utility, Residential): - % of completion **Distribution:** - Upon delivery **O&M** - Ratable	**EPC (Commercial, Utility, Residential):** - % of completion **Distribution:** - Upon delivery **O&M** - Ratable **Greenfield** - Upon connection to power grid (current projects) - Upon signature of framework agreement - % of completion	**EPC (Commercial, Utility, Residential):** - % of completion **Distribution:** - Upon delivery **O&M** - Ratable

Premier Power
"Your Solar Electricity Specialist"

Experienced Management Team

Dean R. Marks **Chairman, CEO & President**	▪ 25 years as an active participant in the solar industry. ▪ President & CEO of Bright Future and Premier Power California. ▪ Trident Systems, Simply Solar, Servamatic Solar Systems.
Miguel de Anquin **Director, COO**	▪ EVP and President of world wide sales at Premier Power California. ▪ Nordic Information Systems, Next Information System. ▪ Technology advisor for GE and IBM.
Frank J. Sansone **CFO**	▪ CFO and Board of Director of LiveOffice LLC. ▪ CFO, Guidance Software (Nasdaq: GUID). ▪ Current Board of Director of DiTech Networks (Nasdaq: DITC).
Stephen Clevett **EVP**	▪ President & CEO of Optimira Energy Group. ▪ SVP and GM of Noresco's Energy Infrastructure group. ▪ Bechtel Enterprises.
Bjorn Persson **EVP, Europe**	▪ 25 years of management and commercial experience. ▪ Vision Information Systems, Nordic Information Systems. ▪ Handelsbanken, IBM, IBS (software consulting firm).
Marco Pulitano **CEO, Premier Power Italy**	▪ CEO of Premier Power Italy since inception in 2009. ▪ Founder, GFM SRL (installer of seismological stations in Southern Italy), concurrently maintains role as Manager.
John Garofalo **VP, Business Development**	▪ 25 years business development, sales, marketing, and strategy experience in the energy, utility, construction, and commercial property management. ▪ Vice President, Strategy & Business Development at CED International.